UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2014

MACKINAC FINANCIAL CORPORATION

(previous filings under the name NORTH COUNTRY FINANCIAL CORPORATION)

(Exact Name of Registrant as Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	0-20167 (Commission File Number)	38-2062816 (IRS Employer Identification No.)

130 South Cedar Street

Manistique, Michigan 49854

(Address of Principal Executive Offices)  (Zip Code)

(888) 343-8147

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Mackinac Financial Corporation (“Mackinac”) is filing this Current Report on Form 8-K/A as an amendment to its Current Report on Form 8-K filed on December 8, 2014 (the “Initial Report”), disclosing the previously announced acquisition through its wholly owned subsidiary, PFC Acquisition, LLC, a Michigan limited liability company (“MergerSub”), of Peninsula Financial Corporation, a Michigan corporation (“Peninsula”) pursuant to an Agreement and Plan of Merger by and among Mackinac, MergerSub and Peninsula dated July 18, 2014 (the “Merger Agreement”), as amended on October 17, 2014 (the “First Amendment”).  As previously disclosed, the acquisition was completed and became effective December 5, 2014.

This Current Report on Form 8-K/A is being filed to provide the required financial statements and pro forma financial information in accordance with the requirements of Item 9.01 of Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired:

The financial statements required by Item 9.01(a) of Form 8-K are included in Amendment No. 1 to the Registration Statement on Form S-4 filed by Mackinac with the Securities and Exchange Commission (“SEC”) on October 20, 2014, and are incorporated herein by reference.

(b) Pro Forma financial information:

(i)            The pro forma condensed statement of operations for the year ended December 31, 2013 required by Item 9.01(b) of Form 8-K is included in Amendment No. 1 to the Registration Statement on Form S-4 filed by Mackinac with the SEC on October 20, 2014 and is incorporated herein by reference.

(ii)           The unaudited pro forma balance sheet at September 30, 2014 and condensed statement of operations for the nine months ended September 30, 2014 are attached as Exhibit 99.1 to this Current Report and are incorporated herein by reference.

(d) Exhibits:

99.1	Unaudited Pro Forma balance sheet at September 30, 2014 and Pro Forma condensed statement of operations for the nine months ended September 30, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACKINAC FINANCIAL CORPORATION
(Registrant)

February 19, 2015	/s/ Ernie R. Krueger
(Date)	Ernie R. Krueger
EVP/CFO

EXHIBIT INDEX

No.	Description

99.1	Unaudited Pro Forma balance sheet at September 30, 2014 and Pro Forma condensed statement of operations for the nine months ended September 30, 2014.